UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 12, 2026

Lumexa Imaging Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-43010	41-2605845
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4200 Six Forks Road
Suite 1000
Raleigh, North Carolina	27609
(Address of Principal Executive Offices)	(Zip Code)

(919) 763-1100

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	LMRI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 12, 2026, Ms. Julie Szeker, Chief Legal Officer and Corporate Secretary of Lumexa Imaging Holdings, Inc. (the “Company”) submitted her resignation to the Company, effective March 13, 2026. Ms. Szeker’s resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. The Company has initiated a process to identify a successor.

To support the transition of her duties, the Company and Ms. Szeker entered into a transition letter agreement (the “Transition Agreement”) which provides for a transition payment of $450,000 and up to 12 months of subsidized healthcare coverage, with such payments subject to Ms. Szeker’s execution and non-revocation of a release of claims in favor of the Company and compliance with the terms of the Transition Agreement. In addition, subject to Ms. Szeker’s compliance with the terms of the Transition Agreement, Ms. Szeker will receive an annual bonus of $250,000 relating to 2025 performance and which will be paid at the same time annual bonuses are paid to other employees of the Company.

The foregoing is only a summary of the Transition Agreement and does not purport to be complete, and is qualified in its entirety by reference to the Transition Agreement filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Transition Letter Agreement, dated as of January 13, 2026, between Lumexa Imaging Holdings, Inc. and Julie Szeker

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUMEXA IMAGING HOLDINGS, INC.

	By:	/s/ Caitlin Zulla
Date: January 15, 2026	Name:	Caitlin Zulla
	Title:	Chief Executive Officer